Rule 497(k)

File No. 333-207937

AMPLIFY ETF TRUST SUMMARY PROSPECTUS August 18, 2026
Amplify Top 10™ Asia Memory ETF NYSE Arca — AHBM

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at www.amplifyetfs.com. You can also get this information at no cost by calling 1-855-267-3837 or by sending an e-mail request to info@amplifyetfs.com. The Fund’s prospectus and statement of additional information, both dated August 18, 2026, as amended and supplemented from time to time, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

The Amplify Top 10™ Asia Memory ETF seeks to provide investment results (before fees and expenses) that generally correlate to the total return performance of the Akros Asia Memory Semiconductor Top 10 Index (the “Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.59%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.59%

(1)     Estimate based on the expenses the Fund expects to incur for the current fiscal year.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS
$60	$189

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. Because the Fund has not yet commenced investment operations, no portfolio turnover information is available at this time.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in financial instruments that provide investment exposure to the constituents of the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. Samsung Asset Management (New York), Inc. (“Samsung” or the “Sub-Adviser”) serves as investment sub-adviser to the Fund. The Index is owned and developed by Akros Technologies, Inc. (“Akros” or the “Index Provider”). The Index Provider is not affiliated with the Fund, Amplify Investments LLC (“Amplify Investments” or the “Adviser”) or the Sub-Adviser.

The Fund expects to gain exposure to the Index’s constituents primarily through a combination of direct investments in equity securities (or depositary receipts, including American Depositary Receipts (“ADRs”)) and the use of swap agreements. For purposes of the Fund’s 80% investment policy, for any derivative instruments the assets will be valued at their notional value. The Fund may enter into one or more swap agreements with financial institutions whereby the Fund and the financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the Index’s constituents. The Fund’s use of swap agreements and other derivative instruments is designed to allow the Fund to gain efficient exposure to the Index’s constituents in circumstances where direct investment may be impractical or involve higher transaction costs, including as a result of local market access requirements, foreign ownership restrictions, tax considerations, or liquidity constraints. In addition, the Fund may at times gain long exposure to the Index’s constituents by purchasing deep in-the-money call option contracts. For additional information about the Fund’s use of derivatives, see “Fund Investments.”

The Index.  The Index seeks to provide investment exposure to ten (10) equity securities issued by companies listed in active Asian markets, which currently comprise South Korea, Japan, Taiwan, China and Hong Kong whose economic value is principally anchored to the memory semiconductor value chain, covering the design, manufacture, packaging, and test of dynamic random-access memory (“DRAM”), NAND (Not And) flash memory, NOR (Not Or) flash technology, and High-Bandwidth Memory (HBM) devices, together with the equipment, materials, and test components used in memory fabrication (collectively, “Memory Semiconductor Companies”).

Index Methodology. The Index uses a rules-based, multi-criteria ranking framework with an initial selection universe drawn from the active Asian markets. The initial selection universe is comprised of companies whose primary listing is on an eligible exchange of an active market — the Korea Exchange (KOSPI and KOSDAQ), the Tokyo Stock Exchange (“TSE”), the Taiwan Stock Exchange (“TWSE”) and the Taipei Exchange (“TPEx”), the Shanghai Stock Exchange (“SSE”) and the Shenzhen Stock Exchange (“SZSE”), and Hong Kong Exchanges and Clearing (“HKEX”) and that satisfy specific size and liquidity thresholds. The Index Provider may designate additional eligible Asian markets as active markets over time. To be eligible for inclusion, a company must satisfy the following criteria:

•        Have a minimum market capitalization of $1 billion USD;

•        Have a three-month average daily trading value of at least $5 million; and

•        Have its primary classification under the Akros Industry Classification System (“AICS”) fall within one of the “Memory-Eligible” sector classifications.

Where a selected constituent maintains an ADR listed on the New York Stock Exchange or the Nasdaq Stock Market, and that ADR satisfies the trading-value condition above as of the determination date, the Index includes the ADR in place of the primary listing; otherwise the primary listing is included.

Companies cannot be designated on the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”) Non-SDN Chinese Military-Industrial Complex Companies (“NS-CMIC”) list established under Executive Order 13959, the publicly traded securities of which U.S. persons are prohibited from holding.

From the initial selection universe, a company will be identified as a Memory Semiconductor Company if, as determined by the Index Provider, it satisfies each of the following criteria of the Index Provider’s “Memory-Semiconductor Qualification Test”:

•        Memory-Eligible Sector Classification. A company’s primary classification under the AICS must fall within one of the “Memory-Eligible” sector groupings: (1) Memory chip production and electronic product manufacturing [334 — Computer and Electronic Product Manufacturing], (2) Memory-fab process equipment [333 — Machinery Manufacturing], (3) Memory-fab process chemicals and materials [325 — Chemical Manufacturing], (4) Memory engineering and design services [541 — Professional, Scientific, and Technical Services] and (5) Memory-related holding companies [551 — Management of Companies and Enterprises].

•        AICS Revenue-Based Primary Business Anchoring. A company’s primary AICS classification reflects the business segment contributing the largest share of consolidated revenue and serves as a revenue-based indicator of the company’s principal line of business.

•        Minimum Overall Fitness. Each company must be assigned an overall fitness rating of “medium” or “high” under the Index Provider’s overall fitness rubric (described below); companies rated “low” do not qualify. A company is rated “high” when either (i) more than 50% of its total revenue is derived from “Memory-Semiconductor” business activities or (ii) in at least one “Memory Semiconductor Value-Chain” segment, the company both ranks among the three largest companies worldwide by global market share in that segment and accounts for at least 10% of that segment’s global market share.

o     “Memory-Semiconductor” business activities include: the manufacturing of DRAM, NAND flash, NOR flash, and HBM devices; HBM stacking, bonding, packaging, and related testing equipment; memory-fabrication process equipment, chemicals, and consumables; memory packaging and outsourced semiconductor assembly and test (OSAT) services; and fabless memory integrated circuit (IC) design for current-generation device technologies.

o     The “Memory-Semiconductor Value-Chain” segments include: memory semiconductor devices; dedicated memory wafer foundry services; wafer processing equipment for memory fabrication (deposition, etch, and cleaning); memory test equipment; or materials and components consumed in memory fabrication.

The Index is constructed so that a minimum of 80% of the Index’s aggregate weight is allocated to companies rated “high” with any remaining aggregate weight allocated to other constituents that satisfy the Memory-Semiconductor Qualification Test (i.e. the Memory-Eligible Sector Classification and AIC Revenue-Based Primary Business Anchoring). This 80% allocation floor applies even in cases where the target number of constituents cannot be fully met.

Memory semiconductor revenue is determined from a company’s consolidated revenue segment disclosures in its audited public filings, mapped to the memory semi-conductor activities described above and supplemented by the company’s product line reporting where segment disclosures aggregate memory with non-memory lines. Global standing and market share are determined from company disclosures and recognized industry research; where no recognized industry source separately sizes a segment, the segment’s global market size is established from the disclosed revenue of the identified participants in that segment.

For additional information about the Fund’s overall fitness rubric, see “Additional Information About the Fund’s Principal Investment Strategy — Additional Information About the Index.”

Only companies rated “high” are eligible for primary inclusion in the Index. Companies rated medium are eligible only as fallback constituents. Companies rated “low” are excluded from the Index. Companies rated “high” or “medium” are then evaluated on five factors:

(1)     Memory Production Identity: whether the company is an integrated memory device manufacturer operating wafer fabrication at advanced and current-generation process technology nodes for the production of commodity DRAM, NAND flash, NOR flash, or HBM devices.

(2)     Memory Production Typology: the company’s functional role in the memory value chain, including wafer-fab chip production, memory-fab process equipment, memory-fab process chemicals, memory packaging and OSAT services, or fabless memory IC design.

(3)     HBM Value-Chain Position: the company’s involvement in the HBM ecosystem, including HBM die manufacturing, HBM-specific stacking and packaging equipment, HBM-unique materials, or HBM-specific test systems.

(4)     Memory Process Role: the company’s centrality to the process steps that produce shippable memory chips (front-end or backend), memory chip design and production, memory-defining front-end process tools holding process of record positions across multiple memory IDMs for advance DRAM or 3D NAND, HBM-packaging tools such as thermocompression bonders, compressions molders or wafer thinning and grinding or memory chip-level tests.

(5)     Memory Chip Product Source: whether the company originates wafer-fab memory chip production at advanced process nodes, with shipped product output of current-generation DRAM, NAND flash, NOR flash, or HBM devices as the defining product.

Each company rated ‘high’ or ‘medium’ is scored on each of the five factors using a common five-point scale — 0.00, 0.25, 0.50, 0.75 or 1.00 — by applying the written assignment rule for that factor. A higher score reflects closer alignment with the memory semiconductor theme. For example, on Memory Production Identity, an integrated memory device manufacturer operating current-generation wafer fabrication scores 1.00, while a memory-module assembler using purchased chips scores 0.00.

The Index Provider distinguishes among companies by comparing these per-criterion scores, which are then combined through the ranking (waterfall) process described below.

The Index Provider ranks companies using a “waterfall” selection process that applies five ranking factors in priority order:

L1	Wafer-fab IDM identity. Prioritize wafer-fabricating integrated memory device manufacturers and dedicated memory foundries above non-IDM participants.
L2

Memory ecosystem upper-bucket. Among companies tied at L1, elevate primary memory ecosystem participants — those with strong memory value-chain functional role, HBM-specific involvement, or memory chip product origination — above peripheral participants.

L3	Memory chip product source tier. Among companies tied at L1 and L2, prioritize companies that originate branded memory chip products.
L4

Memory equipment centrality blend. Among companies tied at L1 through L3, prefer those with a higher sum of HBM value-chain position and memory process role, separating companies with combined depth on both axes, front-end and back-end alike, from those with narrower scope.

L5

Weighted criteria mean. Residual tiebreaker for companies still tied after a weighted mean of all five criterion scores, with weights of 5%, 45%, 25%, 15% and 10% on the five factors (1-5) noted above, respectively.

A later factor is consulted only to break ties among companies equal on all earlier factors. If companies remain tied after L5, the company with the higher total market capitalization on the determination date ranks higher. Among companies rated “high”, the companies are selected based on their rank. The top ten (10) companies with the highest ranks, based on the factors above, are then selected to be in the Index. If fewer than ten “high” rated companies are available, the shortfall is filled by adding the “medium” rated fallback companies in ascending order of their ranking until ten (10) index constituents are selected.

Weighting. The Index assigns weights to its constituents at each determination date using a blended methodology that combines, in equal proportion (50% each), each constituent’s ranking-based relative score with its free-float adjusted market capitalization. At each reconstitution, constituents are generally weighed subject to the following constraints: (i) maximum weight per constituent of 22.5%, (ii) minimum weight per constituent of 0.5%, and (iii) the sum of the final weights assigned to constituents rated “high” is at least 80% of the total portfolio. For additional information regarding the Index’s weighting criteria, see “Additional Information About the Fund’s Principal Investment Strategy — Additional Information About the Index.”

The Index is reconstituted and rebalanced quarterly, effective the last business day of March, June, September and December, using data from five trading days after the determination date.

Concentration and Diversification Status. The Fund is classified as “non-diversified” under the 1940 Act. The Fund will not concentrate its investments (i.e., invest more than 25% of the value of its total assets) in securities of issuers in any industry or group of identified industries, except to the extent the Index concentrates in an industry or group of identified industries.

PRINCIPAL RISKS OF INVESTING IN THE FUND

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Collateral Investments Risk. The Fund’s use of collateral investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the Fund.

U.S. Treasury securities may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury securities to decline.

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

Concentration Risk. The Fund’s investments will be concentrated in an industry or group of industries to the extent the Index is so concentrated. To the extent the Fund invests more heavily in particular industries, groups of industries, or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries, groups of industries, or sectors of the economy, and the value of Fund shares may rise and fall more than the value of shares that invest in securities of companies in a broader range of industries or sectors.

Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security held by the Fund is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. A counterparty’s inability to fulfill its obligation may result in financial losses to the Fund, which could be significant. The Fund may be unable to recover its investment from the counterparty or may obtain a limited and/or delayed recovery.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, and may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. A derivative is a financial contract the value of which depends on, or is derived from, the value of a financial asset, a physical asset, or a market index. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not invested in derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations) and to credit risk. Additionally, derivatives may be subject to numerous special and complex tax rules, which could cause adverse tax consequences and impact the amount, timing or character of income distributed by the Fund. Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as OTC derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. Each party to an OTC derivative bears the risk that the counterparty will default. OTC derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. The Fund may enter into total return swaps, among other instruments, for purposes of attempting to gain exposure to a particular asset without actually purchasing that asset. Such swap arrangements are OTC derivatives that may also subject the Fund to the risk that the counterparty to the transaction may not meet its obligations. To the extent the Fund utilizes derivatives, it will do so pursuant to the requirements of Rule 18f-4 under the 1940 Act (“Rule 18f-4”). Rule 18f-4 requires a Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon a Fund’s level of exposure to derivative instruments. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact its implementation of its investment strategies.

Swap Agreements Risk. The Fund may utilize swap agreements to derive its exposure to Memory Semiconductor Companies. The use of swap agreements creates leverage, meaning that the Fund’s investment exposure obtained through swap agreements can exceed the amount the Fund invested in those instruments, and the Fund’s obligations under a swap agreement may exceed the value of the assets it has committed to the swap. Swap agreements may involve greater risks than direct investment in securities as they may be leveraged and are subject to credit risk, counterparty risk and valuation risk. A swap agreement could result in losses if the underlying reference or asset does not perform as anticipated. In addition, many swaps trade over-the-counter and may be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Option Contracts Risk. The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of option contracts are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, changes in interest or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political events, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. There may at times be an imperfect correlation between the movement in values of option contracts and the reference asset of the option contract, and there may at times not be a liquid secondary market for certain option contracts. The Fund may utilize deep in-the-money call options, which have strike prices significantly below the current market price of the underlying security. These options tend to have high sensitivity to changes in the underlying security's price and may closely mirror the performance of directly owning the security, while requiring less capital to establish the position. This approach can provide capital efficiency and flexibility; however, it also involves risks, including potential losses if the underlying security declines in value, limited liquidity in certain option contracts, and the possibility that the options may expire worthless if not managed properly.

Equity Securities Risk. The value of the Shares will fluctuate with changes in the value of the equity securities in which the Fund invests. Prices of equity securities fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting the issuers occur.

Foreign Investment Risk. Returns on investments in foreign stocks could be more volatile than, or trail the returns on, investments in U.S. stocks. Since foreign exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Shares. Conversely, Shares may trade on days when foreign exchanges are closed. Because securities held by the Fund trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

Currency Risk: Indirect and direct exposure to foreign currencies subjects the Fund to the risk that currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: The Fund may invest in depositary receipts. Investment in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile and less liquid than depositary receipts issued by companies in more developed markets.

Foreign Market and Trading Risk: The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. These factors could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time.

Foreign Securities Risk: The Fund invests a significant portion of its assets directly in securities of issuers based outside of the U.S., or in depositary receipts that represent such securities. Investments in securities of non-U.S. issuers involve certain risks that may not be present with investments in securities of U.S. issuers, such as risk of loss due to foreign currency fluctuations or to political or economic instability, as well as varying regulatory requirements applicable to investments in non-U.S. issuers. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may also be subject to different regulatory, accounting, auditing, financial reporting and investor protection standards than U.S. issuers.

Political and Economic Risk: The Fund is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events, social and economic events and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. The Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.

Reliance on Trading Partners Risk: The Fund invests in some economies that are heavily dependent upon trading with key partners. Any reduction in this trading may cause an adverse impact on the economy in which the Fund invests.

Geographic Concentration Risk. To the extent the Index, and therefore the Fund, are significantly comprised of securities of issuers from a single country or geographic region, the Fund is more likely to be impacted by events or conditions affecting that country or geographic region.

Asia Risk. The Fund invests significantly in the securities of Asian issuers. As such, the Fund is subject to certain risks specifically associated with investments in the securities of

Asian issuers. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Some Asian economies are highly dependent on trade, and economic conditions in other countries within and outside Asia can impact these economies. Certain of these economies may be adversely affected by trade or policy disputes with its major trade partners. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Certain Asian countries have experienced and may in the future experience expropriation and nationalization of assets, confiscatory taxation, currency manipulation, political instability, armed conflict and social instability as a result of religious, ethnic, socio-economic and/or political unrest. In particular, escalated tensions involving North Korea and any outbreak of hostilities involving North Korea could have a severe adverse effect on Asian economies. Governments of certain Asian countries have exercised, and continue to exercise, substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions could have a significant effect on the issuers of the Fund’s securities or on economic conditions generally. Recent developments in relations between the U.S. and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on the economy of Asian countries and a commensurately negative impact on the Fund.

Index Provider Risk. The Fund seeks to achieve returns that generally correspond, before fees and expenses, to the performance of the Index, as published by the Index Provider. There is no assurance that the Index Provider will compile its Index accurately, or that the Index will be determined, composed or calculated accurately. While the Index Provider gives descriptions of what the Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in its indices, and it does not guarantee that the Index will be in line with its methodology.

Index Risk. The Fund seeks to track the performance of the Index, and its return may not match the return of the Index. Errors in the construction or calculation of the Index, changes to the Index’s methodology, or delays in the Index provider’s publication or rebalancing of the Index may adversely affect the Fund’s ability to track the Index and may increase the Fund’s tracking error. The Fund invests in securities included in its Index regardless of their investment merit. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Index, even if that security generally is underperforming.

Inflation Risk. Inflation risk is the risk that the value of the Fund’s assets or income from investments held by the Fund will be less in the future since inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Large-Capitalization Companies Risk. Large-capitalization companies may be less able than smaller-capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller-capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Market Risk. Market risk is the risk that a particular security owned by the Fund or the Shares in general may fall in value, including the possible loss of the entire principal amount that you invest. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices, and changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. Overall security values could decline generally or could underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain regions, sectors and industries more significantly than others. Such events could also adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions to trading markets. Any of such circumstances could materially negatively impact the value of the Fund’s Shares and result in increased market volatility. During any such events, the Fund’s Shares may trade at an increased premium or discount to its net asset value.

Memory Semiconductor Companies Risk. The Fund invests in Memory Semiconductor Companies, which may have limited product lines, markets, financial resources or personnel and are subject to the risks of changes in business cycles, world economic growth, technological progress and government regulation. These companies are also heavily dependent on intellectual property rights, and challenges to or misappropriation of such rights could have a material adverse effect on such companies. Securities of Memory Semiconductor Companies tend to be more volatile than securities of companies that rely less heavily on technology. Memory Semiconductor Companies typically engage in significant amounts of spending on research and development, and rapid changes to the field could have a material adverse effect on a company’s operating results. Additionally, the development, manufacturing, and commercialization of semiconductor memory technologies, including HBM, DRAM and NAND, as well as related subsystems, equipment, materials, and services, are complex and evolving, and may face unforeseen technical challenges (including yield and integration issues), supply chain disruptions, intense competition and pricing volatility, regulatory developments (including export controls), and market acceptance uncertainties. As a result, investments in Memory Semiconductor Companies may be subject to higher levels of risk and volatility.

Non-Correlation Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. Although the Fund currently intends to seek to fully replicate the Index, the Fund may use a representative sampling approach, which may cause the Fund not to be as well-correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions represented in the Index. In addition, the performance of the Fund and the Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Index resulting from legal restrictions, cost or liquidity constraints.

New Fund Risk. The Fund is new and currently has fewer assets than larger funds, and like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. Additionally, because the Fund has fewer assets than larger funds over which to spread its fixed costs, its expense levels on a percentage basis will be higher than that of a larger Fund.

Non-Diversification Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Passive Investment Risk. The Fund is not actively managed. The Fund invests in securities included in or representative of its Index regardless of their investment merit. The Fund does not attempt to outperform the Index. The Fund generally will not attempt to take defensive positions in declining markets.

Portfolio Turnover Risk. The Fund will engage in active trading, which may result in a turnover of the Fund’s portfolio to be greater than 100% annually. The Fund’s strategy may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Frequent portfolio turnover may negatively affect the Fund’s performance.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that does not properly track the performance of the Index. As a result, the Fund may not achieve its investment objective.

Risks Associated with ETFs. The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with orders for issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, in either of these cases, Shares may trade at a discount to the Fund’s net asset value (“NAV”) and possibly face delisting.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Market Maker Risk. The Fund faces the risks associated with a potential lack of an active market for the Fund’s Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. Market makers are under no obligation to make a market in Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at values below the NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Market Trading Risks. Shares of the Fund are publicly traded on the Exchange, which may subject shareholders of the Fund to numerous trading risks. First, Shares of the Fund may trade at prices that deviate from its NAV. The market prices of Shares will generally fluctuate in accordance with changes in the NAV of the Fund, but are also dependent upon the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (i.e., a discount), at, or above (i.e., a premium) their NAV. Price differences between the trading price of Shares and the NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. Further, securities (including Shares), are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Additionally, although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Further, the Fund is required to comply with listing requirements adopted by the Exchange, and there can be no assurance that the requirements of the Exchange necessary to maintain listing of the Fund’s Shares will continue to be met or will remain unchanged. Non-compliance with such requirements may result in the Fund’s Shares being delisted by the Exchange.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund relies on third parties to provide a range of services relating to its operations. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. The Fund and Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Sector Risk. To the extent the Fund invests more heavily in a particular sector or sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, from the broader markets.

•      Industrials. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand changes related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction.

Global events, trade disputes and changes in government regulations, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies in this sector tend to rely to a significant extent on government demand for their products and services.

Semiconductor Companies Risk. The Fund invests in companies primarily involved in the design, distribution, manufacture and sale of semiconductors. Semiconductor companies are significantly affected by rapid obsolescence, intense competition and global demand. The Fund is also subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes. The prices of the securities of semiconductor companies may fluctuate widely in response to such events.

Tracking Error Risk. The Fund’s return may not match or achieve a high degree of correlation with the return of the Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund sought to replicate the Index. In addition, in order to minimize the market impact of an Index rebalance, the Fund may begin trading to effect the rebalance in advance of the effective date of the rebalance and continue trading after the effective date of the rebalance, which may contribute to tracking error.

Valuation Risk. The Fund is subject to the risk of valuation discrepancies for its securities between its valuation of a security and that in the marketplace. Additionally, the value of securities in the Fund’s portfolio may change on days that shareholders are not able to purchase or sell Shares. Further, during periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s investments will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

PERFORMANCE

As of the date of this prospectus, the Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.amplifyetfs.com and will provide some indication of the risks of investing in the Fund.

MANAGEMENT OF THE FUND

Investment Adviser. Amplify Investments LLC

Sub-Adviser. Samsung Asset Management (New York), Inc.

Portfolio Managers. The following individuals serve as portfolio managers to the Fund.

•        Ryan Keunho Kim, Portfolio Manager

•        Junwoo Park, Portfolio Manager

The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. The portfolio managers have served as part of the portfolio management team of the Fund since its inception in August 2026.

PURCHASE AND SALE OF SHARES

The Fund issues and redeems Shares at NAV only with authorized participants that have entered into agreements with the Fund’s distributor and only in Creation Units or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities in which the Fund invests and/or cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.amplifyetfs.com.

TAX INFORMATION

The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.